Exhibit 99.1

EXELON AND CONSTELLATION ENERGY TO MERGE

•	Creates the number one competitive energy provider

•	Combined enterprise value of $52 billion

•	Combines nation’s leading clean generation fleet and leading power sales and marketing business

•	Accretive to earnings by more than 5 percent in 2013; break-even in 2012

•	More than $250 million package of benefits to Maryland

CHICAGO AND BALTIMORE (April 28, 2011) – The boards of directors of Exelon Corporation (NYSE: EXC) and Constellation Energy (NYSE: CEG) announced today that they have signed a definitive agreement to combine the two companies in a stock-for-stock transaction. The agreement brings together Exelon’s large, environmentally-advantaged generation fleet and Constellation’s industry-leading customer-facing businesses, creating a platform for growth and delivering stakeholder benefits.

The resulting company will retain the Exelon name and be headquartered in Chicago. Exelon’s power marketing business (Power Team) and Constellation’s retail and wholesale business will be consolidated under the Constellation brand and be headquartered in Baltimore. Both companies’ renewable energy businesses will also be headquartered in Baltimore, and the three utilities within the new Exelon – BGE, ComEd and PECO – will remain standalone organizations.

Exelon Chairman and CEO John W. Rowe said, “This merger creates the number one competitive energy provider with one of the industry’s cleanest and lowest-cost power generation fleets and one of the largest commercial, industrial and residential customer bases in the United States. Both Exelon and Constellation have demonstrated their commitment to sustainability and competitive markets, helping drive innovation, efficiency, customer choice and better rates. Together, we will be an even stronger advocate for achieving these ideals.”

The new company will bring clean power and competitive prices to millions of customers. It will be:

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The number one competitive energy products and services supplier by load (about 165 terawatt-hours) and customers (about 35,000 commercial and industrial and millions of households through retail and wholesale sales) across 38 states, the District of Columbia, and the Canadian provinces of Alberta and Ontario;

•	The number two residential electricity and gas distribution company, serving 6.6 million customers in Maryland, Illinois and Pennsylvania;

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The number one competitive power generator (more than 34 gigawatts of power generation and 226 terawatt-hours of expected output), including the nation’s largest nuclear fleet (nearly 19,000 megawatts); and

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One of the nation’s cleanest power generation fleets (about 55 percent nuclear, 24 percent natural gas and 8 percent renewable/hydro) and a leadership position in commercial solar energy development, energy efficiency and demand response services.

A Sustainable Strategic Fit

Constellation Chairman, President and CEO Mayo A. Shattuck III said, “The combination of these two companies will drive innovation and value for customers by combining Exelon’s abundant clean energy supply and Constellation’s leading customer-facing sales and marketing platform. This enterprise will have the scale and financial strength to drive expansion in competitive energy markets as well as new investment in the next wave of clean generation and sustainable products and services. It represents a unique and exciting opportunity for the customers and communities we serve nationwide and in Maryland.”

Exelon President and COO Christopher M. Crane said, “This transaction offers clear financial upside for both Exelon and Constellation shareholders. The combination will optimize the value of our respective generation and customer-facing businesses and enhance our platform for growth. The new company will be well-positioned to benefit from a changing industry environment while managing risk and positioning ourselves to benefit from power market recovery.”

Terms of the Transaction

The market capitalization of the combined company will be $34 billion with an enterprise value of $52 billion. Under the merger agreement, Constellation’s shareholders will receive 0.930 shares of Exelon common stock in exchange for each share of Constellation common stock. Based on Exelon’s closing share price on April 27, 2011, Constellation shareholders would receive a value of $38.59 per share, or $7.9 billion in total equity value.

The exchange ratio represents an 18.1 percent premium to the 30-day average closing stock prices of Exelon and Constellation as of April 27, 2011.

Following completion of the merger, Exelon shareholders will own approximately 78 percent of the combined company and Constellation shareholders approximately 22 percent on a fully diluted basis.

The combination is anticipated to be break-even to Exelon’s adjusted earnings in 2012; in 2013, it is expected to be accretive to earnings by more than 5 percent.

Based on Exelon’s current annual cash dividend rate of $2.10 per common share, Constellation shareholders would receive an approximate 103 percent dividend increase, or $0.99 per Constellation share over the current Constellation annual dividend.

Leadership, Board Structure and Headquarters

Shattuck will become executive chairman of the combined company. Crane will become president and CEO. Under the agreement, Rowe will retire upon closing of the transaction.

Both Crane and Shattuck will serve on the 16-member board of directors of the combined company, 12 members of which will be designated from Exelon’s board of directors and four from Constellation’s.

Following the merger, the resulting company will retain the Exelon name and be headquartered in Chicago. In addition to the corporate headquarters, Illinois will continue to be home to ComEd and Exelon Business Services Company (both in Chicago), as well as the Midwest regional headquarters for Exelon Nuclear (in Warrenville).

Pennsylvania will continue to be home to headquarters for PECO (in Philadelphia) and Exelon Power (in Kennett Square). Exelon Nuclear’s headquarters will also be located at Kennett Square.

Exelon’s and Constellation’s commercial retail and wholesale businesses will be consolidated under the Constellation brand and headquartered in Baltimore. BGE will retain its Baltimore headquarters.

BGE, ComEd and PECO will remain headquartered in Baltimore, Chicago and Philadelphia, respectively, focused on safety, customer service, reliability and consistent infrastructure investment within their jurisdictions. However, the merger is expected to benefit customers as all three utilities work together to share best practices to continually improve performance.

Benefits for BGE Customers, Investment in Maryland’s Economy and Energy Infrastructure, and a Platform for National Growth Headquartered in Baltimore

The transaction will benefit the State of Maryland, the City of Baltimore and BGE gas and electric customers specifically. The public interest is strongly served and the State of Maryland will be advantaged by the companies’ intention and commitment to proceed with the plan described below.

The growth engine of the combined corporation will be headquartered in Baltimore. Exelon’s Power Team will be combined with Constellation’s wholesale and retail business under the Constellation brand.

Both companies’ renewable energy businesses will also be headquartered in Baltimore, and build on their growing success with utility-scale renewable energy generation, solar and other renewable generation on-site at customer facilities, and a vibrant business providing customers with renewable energy credits, Green-e certificates, and other green electricity products.

To house the expanded Baltimore commercial and renewable energy headquarters, the new company intends to build or substantially renovate a state-of-the-art Leadership in Energy and Environmental Design (LEED) office center in Baltimore. Additionally:

•	$4 million will be provided to support the objectives of the EmPower Maryland Energy Efficiency Act;

•	$10 million will be provided to help spur development of electric vehicle infrastructure in Maryland; and

•	More than $50 million will be invested to develop 25 megawatts of renewable energy in Maryland.

BGE customers will receive the following direct benefits:

•	A $100 credit will be given to each BGE residential customer within 90 days after closing;

•	$5 million will be provided for the State of Maryland’s Electric Universal Service Program (EUSP);

•	BGE’s electric and gas operations will continue to be managed from the BGE headquarters in Baltimore;

•	BGE jobs will not be affected by the merger for at least two years after the transaction closes; and

•	BGE customers will benefit from the sharing of best practices with Exelon’s utilities PECO and ComEd in the areas of safety, reliability, efficiency and customer service

In addition, the companies have agreed that charitable giving of about $10 million annually by the Baltimore-based businesses would be maintained for at least 10 years following the merger.

The total value of direct investment in Maryland will be more than $250 million.

Approvals and Timing

The transaction must be approved by the stockholders of both Exelon and Constellation. Completion of the merger is also conditioned upon approval by the Federal Energy Regulatory Commission (FERC), Nuclear Regulatory Commission (NRC), Maryland Public Service Commission, the New York Public

Service Commission, the Public Utility Commission of Texas, and other state and federal regulatory bodies. The companies are committed to mitigating any competitive issues including divesting three Constellation generating stations located in PJM, which is the only market where there is a material overlap of generation owned by both companies. These stations, Brandon Shores and H.A.Wagner in Anne Arundel County, Md., and C.P. Crane in Baltimore County, Md., include baseload coal-fired generation units plus associated gas/oil units located at the same sites, and total 2,648 MW of generation capacity. The transaction is also subject to the notification and reporting requirements under the Hart-Scott-Rodino Act and other customary closing conditions.

The companies anticipate closing in early 2012.

Advisors

Barclays Capital, J.P. Morgan Securities, Evercore Partners and Loop Capital Markets are serving as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Exelon. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC are serving as financial advisors and Kirkland & Ellis LLP is serving as legal counsel to Constellation.

Conference Call & Webcast

Rowe, Shattuck and Crane will discuss the merger on a one-hour conference call with the financial community on April 28, 2011, at 10 a.m. Eastern time. The call-in number in the U.S. and Canada is 800-690-3108, and the international call-in number is 973-935-8753. If requested, the conference ID number is 63300488. Media representatives are invited to participate on a listen-only basis. The call will be webcast and archived on Exelon’s and Constellation’s websites: www.exeloncorp.com and www.constellation.com (select the Investors page of either site).

Telephone replays will be available until May 12. The U.S. and Canada number for replays is 800-642-1687, and the international number is 706-645-9291. The conference ID number is 63300488.

About Exelon Corporation

Exelon Corporation is one of the nation’s largest electric utilities with more than $18 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and southeastern Pennsylvania and natural gas to approximately 490,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC. Learn more online: www.exeloncorp.com.

About Constellation Energy

Constellation Energy (www.constellation.com) is a leading competitive supplier of power, natural gas and energy products and services for homes and businesses across the continental United States. It owns a diversified fleet of generating units, totaling approximately 12,000 megawatts of generating capacity, and is a leading advocate for clean, environmentally sustainable energy sources, such as solar power and nuclear energy. The company delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland. A FORTUNE 500 company headquartered in Baltimore, Constellation Energy had revenues of $14.3 billion in 2010.

For the latest information about the Exelon-Constellation merger, visit the merger website: www.exelonconstellationmerger.com

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) Constellation’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Exelon will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Exelon intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement/prospectus and other relevant documents to be mailed by Exelon and Constellation to their respective security holders in connection with the proposed merger of Exelon and Constellation. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite 600C, Baltimore, MD 21202. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, or Constellation, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, Constellation, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC by Exelon on March 24, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding Constellation’s directors and executive officers is available in its proxy statement filed with the SEC by Constellation on April 15, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Media Contacts:	Exelon	Constellation
	Judy Rader	Lawrence McDonnell
	312-394-7417	410-470-7433

Investor Contacts:	Exelon	Constellation
	Stacie Frank	Sandra Brummitt
	312-394-3094	410-470-6440